BORROWINGS	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Total borrowings
2026	$125
2027	292
2028	157
2029	5,970
2030	457
Thereafter	1,052
Total - principal repayments	$8,053
Deferred financing costs and other accounting adjustments	(209)
Total - December 31, 2025	$7,844
Total - December 31, 2024	$8,490
Current and non-current non-recourse borrowings in subsidiaries of the company as at December 31, 2025, net of deferred financing costs and other accounting adjustments were $121 million and $7,723 million, respectively (2024: $111 million and $8,379 million, respectively). Non-recourse borrowings in subsidiaries of the company include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
The company has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements are primarily composed of term loans, credit facilities, and notes and debentures which are subject to fixed or floating rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage ratios, leverage ratios and minimum equity or liquidity covenants.
As at December 31, 2025, the company’s operations were in compliance with all material covenant requirements, and the company continues to work with its subsidiaries to monitor performance against such covenant requirements.
(i)Healthcare services operation
On May 26, 2025, the company’s healthcare services operation entered receivership due to an event of default under their credit agreement after unsuccessful efforts to negotiate with key stakeholders on a sustainable long-term solution for the business. Following the appointment of a receiver and transition of oversight of the operations, the company ceased to have control of the business and therefore, deconsolidated the net liabilities of the business, and recorded a pre-tax net gain of $236 million in the consolidated statements of operating results, included in other income (expense). Upon deconsolidation, the company derecognized property, plant and equipment of $2,361 million, accounts payable and other liabilities of $2,008 million, non-recourse borrowings of $950 million, accounts receivable of $171 million and other net assets of $237 million related to its healthcare services operation. The results of the healthcare services operation are included in the company’s consolidated statement of operating results up until the company lost control of the business on May 26, 2025.
The following table summarizes the weighted average interest rates and terms of non-recourse borrowings in subsidiaries of the company as at December 31, 2025 and 2024:

	Weighted average rate (%)		Weighted average term (years)		Total
(US$ MILLIONS, except as noted)	2025	2024	2025	2024	2025	2024
Total	9.2%	9.0%	5.3	5.5	$7,844	$8,490
The company enters into interest rate derivatives to mitigate the risk of interest rate movements on its floating rate debt instruments. Refer to Note 26 and Note 27 for additional information on the company’s interest rate derivatives and financial risk management. As at December 31, 2025, the weighted average interest rate of the company’s total non-recourse borrowings including the effect of interest rate derivatives was 9.0%.
The following table summarizes the non-recourse borrowings in subsidiaries of the company by currency as at December 31, 2025 and 2024:

(US$ MILLIONS, except as noted)	2025	Local currency		2024	Local currency
U.S. dollars	$5,772		$5,772	$5,755		$5,755
Brazilian reais	2,072	R$	11,403	1,821	R$	11,277
Australian dollars	—	A$	—	914	A$	1,477
Total	$7,844			$8,490